Statement of Additional Information Supplement	May 12, 2017

The Putnam Fund for Growth and Income

Statement of Additional Information dated February 28, 2017

Effective immediately, the fundamental investment restrictions in the section INVESTMENT

RESTRICTIONS are supplemented with the following:

(9) Purchase or sell commodities or commodity contracts, except that the fund may buy or sell financial futures contracts and related options.

(10) Purchase securities restricted as to resale, if, as a result, such investments would exceed 15% of the value of the fund’s net assets, excluding restricted securities that have been determined by the Trustees of the fund (or the person designated by them to make such determinations) to be readily marketable.

Additionally, effective immediately, the section INVESTMENT RESTRICTIONS is supplemented to replace similar disclosure with the following:

For purposes of the fund’s fundamental policies on commodities and commodities contracts (#7 and #9 above), at the time of the establishment of the policy, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the Commodity Futures Trading Commission (“CFTC”) that subject such swaps to regulation by the CFTC, the fund will not consider such instruments to be commodities or commodity contracts for purposes of this policy.

SAI supplement – 5/2017